Exhibit 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	3Q 2009	3Q 2008

Reported Net Income	$927	$2,271
EPS - Diluted	$1.14	$2.77

Core Results	$929	$2,272
EPS - Diluted	$1.14	$2.77

Total Worldwide Sales Volumes (mboe/day)	628	588

Total Worldwide Crude Oil Realizations ($/BBL)	$62.79	$104.15
Domestic Natural Gas Realizations ($/MCF)	$3.04	$9.35

Wtd. Average Basic Shares O/S (mm)	811.8	815.3
Wtd. Average Diluted Shares O/S (mm)	814.4	817.6

	YTD 2009	YTD 2008

Reported Net Income	$1,977	$6,414
EPS - Diluted	$2.43	$7.77

Core Results	$2,025	$6,391
EPS - Diluted	$2.48	$7.74

Total Worldwide Sales Volumes (mboe/day)	643	594

Total Worldwide Crude Oil Realizations ($/BBL)	$51.44	$100.39
Domestic Natural Gas Realizations ($/MCF)	$3.15	$9.18

Wtd. Average Basic Shares O/S (mm)	811.1	820.1
Wtd. Average Diluted Shares O/S (mm)	813.9	823.5

Shares Outstanding (mm)	811.7	809.9

Cash Flow from Operations	$3,800	$8,100

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Third Quarter

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,464			$1,464

Chemical	72			72

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(33)			(33)

Other	(102)			(102)

Taxes	(549)			(549)
Income from continuing operations	929	—		929
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	—
Net Income	$927	$2		$929

Basic Earnings Per Common Share
Income from continuing operations	$1.14
Discontinued operations, net	—
Net Income	$1.14			$1.14

Diluted Earnings Per Common Share
Income from continuing operations	$1.14
Discontinued operations, net	—
Net Income	$1.14			$1.14

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Third Quarter

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,618			$3,618

Chemical	219			219

Midstream, marketing and other	66			66

Corporate
Interest expense, net	(3)			(3)

Other	(82)			(82)

Taxes	(1,546)			(1,546)
Income from continuing operations	2,272	—		2,272
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	—
Net Income	$2,271	$1		$2,272

Basic Earnings Per Common Share
Income from continuing operations	$2.78
Discontinued operations, net	—
Net Income	$2.78			$2.78
Diluted Earnings Per Common Share
Income from continuing operations	$2.77
Discontinued operations, net	—
Net Income	$2.77			$2.77

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 First Nine Months

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,092	$8	Rig terminations	$3,100

Chemical	356			356

Midstream, marketing and other	154			154

Corporate
Interest expense, net	(76)			(76)

Other	(297)	40	Severance	(242)
		15	Railcar leases

Taxes	(1,245)	(22)	Tax effect of adjustments	(1,267)
Income from continuing operations	1,984	41		2,025
Discontinued operations, net of tax	(7)	7	Discontinued operations, net	—
Net Income	$1,977	$48		$2,025

Basic Earnings Per Common Share
Income from continuing operations	$2.44
Discontinued operations, net	(0.01)
Net Income	$2.43			$2.49

Diluted Earnings Per Common Share
Income from continuing operations	$2.44
Discontinued operations, net	(0.01)
Net Income	$2.43			$2.48

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Nine Months

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$10,312			$10,312

Chemical	542			542

Midstream, marketing and other	350			350

Corporate
Interest expense, net	(10)			(10)

Other	(292)			(292)

Taxes	(4,511)			(4,511)
Income from continuing operations	6,391	—		6,391
Discontinued operations, net of tax	23	(23)	Discontinued operations, net	—
Net Income	$6,414	$(23)		$6,391

Basic Earnings Per Common Share
Income from continuing operations	$7.78
Discontinued operations, net	0.03
Net Income	$7.81			$7.78
Diluted Earnings Per Common Share
Income from continuing operations	$7.74
Discontinued operations, net	0.03
Net Income	$7.77			$7.74

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax	Third Quarter		Nine months
Income / (Expense)	2009	2008	2009	2008

Foreign Exchange Gains & (Losses) *	(3)	8	28	3

*Amounts shown after-tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2009	2009	2008	2009	2008
	QTR 3	QTR 2	QTR 3	9 Months	9 Months
REPORTED INCOME
Oil & Gas (a)	1,464	1,083	3,618	3,092	10,312
Chemicals	72	115	219	356	542
Midstream, marketing and other	77	63	66	154	350
Corporate & other	(135)	(122)	(85)	(373)	(302)
Pre-tax income	1,478	1,139	3,818	3,229	10,902

Income tax expense
Federal and state	189	148	716	349	2,123
Foreign (a)	360	307	830	896	2,388
Total	549	455	1,546	1,245	4,511
Income from continuing operations	929	684	2,272	1,984	6,391

Worldwide effective tax rate	37%	40%	40%	39%	41%

	2009	2009	2008	2009	2008
	QTR 3	QTR 2	QTR 3	9 Months	9 Months
CORE RESULTS
Oil & Gas (a)	1,464	1,083	3,618	3,100	10,312
Chemicals	72	115	219	356	542
Midstream, marketing and other	77	63	66	154	350
Corporate & other	(135)	(114)	(85)	(318)	(302)
Pre-tax income	1,478	1,147	3,818	3,292	10,902

Income tax expense
Federal and state	189	151	716	371	2,123
Foreign (a)	360	307	830	896	2,388
Total	549	458	1,546	1,267	4,511
Core results	929	689	2,272	2,025	6,391

Worldwide effective tax rate	37%	40%	40%	38%	41%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf.  Oil and gas pre-tax income includes the following revenue amounts by periods.

2009	2009	2008	2009	2008
QTR 3	QTR 2	QTR 3	9 Months	9 Months
338	287	730	827	1,801

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,464	$1,083	$381
Chemical	72	115	(43)
Midstream, marketing and other	77	63	14
Corporate
Interest expense, net	(33)	(23)	(10)
Other	(102)	(99)	(3)
Taxes	(549)	(455)	(94)
Income from continuing operations	929	684	245
Discontinued operations, net	(2)	(2)	—
Net Income	$927	$682	$245

Earnings Per Common Share
Basic	$1.14	$0.84	$0.30
Diluted	$1.14	$0.84	$0.30

Worldwide Effective Tax Rate	37%	40%	3%

OCCIDENTAL PETROLEUM

2009 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Second
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,464	$1,083	$381
Chemical	72	115	(43)
Midstream, marketing and other	77	63	14
Corporate
Interest expense, net	(33)	(23)	(10)
Other	(102)	(91)	(11)
Taxes	(549)	(458)	(91)
Core Results	$929	$689	$240

Core Results Per Common Share
Basic	$1.14	$0.85	$0.29
Diluted	$1.14	$0.85	$0.29

Worldwide Effective Tax Rate	37%	40%	3%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,464	$3,618	$(2,154)
Chemical	72	219	(147)
Midstream, marketing and other	77	66	11
Corporate
Interest expense, net	(33)	(3)	(30)
Other	(102)	(82)	(20)
Taxes	(549)	(1,546)	997
Income from continuing operations	929	2,272	(1,343)
Discontinued operations, net	(2)	(1)	(1)
Net Income	$927	$2,271	$(1,344)

Earnings Per Common Share
Basic	$1.14	$2.78	$(1.64)
Diluted	$1.14	$2.77	$(1.63)

Worldwide Effective Tax Rate	37%	40%	3%

OCCIDENTAL PETROLEUM

2009 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Third
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,464	$3,618	$(2,154)
Chemical	72	219	(147)
Midstream, marketing and other	77	66	11
Corporate
Interest expense, net	(33)	(3)	(30)
Other	(102)	(82)	(20)
Taxes	(549)	(1,546)	997
Core Results	$929	$2,272	$(1,343)

Core Results Per Common Share
Basic	$1.14	$2.78	$(1.64)
Diluted	$1.14	$2.77	$(1.63)

Worldwide Effective Tax Rate	37%	40%	3%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

 OCCIDENTAL PETROLEUM

 SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine months
	2009	2008	2009	2008
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	92	87	93	86
Permian	168	166	168	168
Midcontinent/Rockies	9	8	10	6
Total	269	261	271	260
Natural Gas (MMCF)
California	269	236	240	239
Permian	208	169	200	179
Midcontinent/Rockies	176	165	192	166
Total	653	570	632	584
Latin America
Crude Oil (MBBL)
Argentina	30	38	37	32
Colombia	44	43	46	43
Total	74	81	83	75
Natural Gas (MMCF)
Argentina	27	24	30	19
Bolivia	18	21	17	21
Total	45	45	47	40
Middle East / North Africa
Crude Oil (MBBL)
Oman	39	23	38	21
Dolphin	21	18	22	20
Qatar	46	49	48	47
Yemen	22	20	25	22
Libya	4	7	6	17
Total	132	117	139	127
Natural Gas (MMCF)
Oman	22	25	23	24
Dolphin	208	165	218	176
Total	230	190	241	200

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	630	593	646	599
Other interests
Colombia - minority interest	(5)	(7)	(6)	(7)
Yemen - Occidental net interest	3	2	3	2
Total worldwide sales volumes - MBOE	628	588	643	594

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine months
	2009	2008	2009	2008
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)	269	261	271	260
Natural Gas (MMCF)	653	570	632	584

Latin America
Crude Oil (MBBL)
Argentina	31	39	36	33
Colombia	43	43	46	43
Total	74	82	82	76

Natural Gas (MMCF)	45	45	47	40

Middle East / North Africa
Crude Oil (MBBL)
Oman	40	24	38	21
Dolphin	21	18	22	20
Qatar	48	48	48	47
Yemen	22	19	25	22
Libya	5	9	7	17
Total	136	118	140	127

Natural Gas (MMCF)	230	190	241	200

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	634	595	646	600
Other interests
Colombia - minority interest	(5)	(6)	(6)	(6)
Yemen - Occidental net interest	3	2	3	2
Total worldwide production - MBOE	632	591	643	596

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine months
	2009	2008	2009	2008

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	63.37	109.50	52.04	104.82
Natural gas ($/MCF)	3.04	9.35	3.15	9.18

Latin America
Crude Oil ($/BBL)	55.40	77.76	46.51	78.23
Natural Gas ($/MCF)	2.87	4.40	3.04	4.22

Middle East / North Africa
Crude Oil ($/BBL)	66.04	114.11	53.55	106.81

Total Worldwide
Crude Oil ($/BBL)	62.79	104.15	51.44	100.39
Natural Gas ($/MCF)	2.53	7.11	2.59	6.95

	Third Quarter		Nine months
	2009	2008	2009	2008
Exploration Expense
Domestic	$45	$10	$107	$42
Latin America	4	9	14	35
Middle East / North Africa	7	41	47	117
Other Eastern Hemisphere	—	1	—	(1)
TOTAL REPORTED	$56	$61	$168	$193

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine months
	2009	2008	2009	2008
Capital Expenditures ($MM)
Oil & Gas
California	$118	$201	$402	$558
Permian	57	116	328	278
Midcontinent/Rockies	9	109	77	240
Latin America	93	209	401	547
Middle East / North Africa	234	257	768	735
Exploration	18	66	95	156
Chemicals	43	57	114	154
Midstream, marketing and other	165	177	430	332
Corporate	9	7	34	70
TOTAL	$746	$1,199	$2,649	$3,070

	Third Quarter		Nine months
	2009	2008	2009	2008
Depreciation, Depletion & Amortization of Assets ($MM)
Oil & Gas
Domestic	$317	$257	$932	$760
Latin America	140	125	463	313
Middle East / North Africa	199	202	586	579
Chemicals	78	75	222	239
Midstream, marketing and other	30	19	79	52
Corporate	5	5	15	14
TOTAL	$769	$683	$2,297	$1,957

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Sep-09	31-Dec-08

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,795	$2,740

Notes Payable	—	7

Others	25	25

Total Debt	$2,820	$2,772

EQUITY	$28,520	$27,325

Total Debt To Total Capitalization	9%	9%